                                                                       Exhibit 5

Anchor National Life          New Business Documents    New Business Documents              [ANCHOR NATIONAL
Insurance Company             with checks:              without checks:                           LOGO]
1 SunAmerica Center           P. O. Box 100064          P. O. Box 54299
Los Angeles, CA   90067-6022  Pasadena, CA  91189-0064  Los Angeles, CA   90054-0299
------------------------------------------------------------------------------------------------------------
PARTICIPANT ENROLLMENT FORM                                                                   ANG-530 (6/98)
DO NOT USE HIGHLIGHTER.  Please print or type.
============================================================================================================
A. PARTICIPANT [ ]Mr. [ ]Mrs. [ ]Ms. [ ]Miss [ ]Dr. [ ]Sr. [ ]Jr.
INDICATE MARITAL STATUS: SINGLE [ ] MARRIED [ ]

-------------------------------------------------------------             ----------------------------------
LAST NAME          FIRST NAME                  MIDDLE INITIAL             SOCIAL SECURITY NUMBER


------------------------------------------------------------------------------------------------------------
STREET ADDRESS                                    CITY              STATE             ZIP CODE

MO.  DAY   YR.                                SEX:  [ ]M      [ ]F          (  )          [ ] Home [ ] Work
-------------------------                                                   --------------------------------
DATE OF BIRTH                                                               TELEPHONE NUMBER
============================================================================================================
B. BENEFICIARY (IF ERISA, COMPLETE BENEFICIARY DESIGNATION FORM [TBD])

--------------------------------------------------------------       PRIMARY [ ]______%CONTINGENT [ ]______%
LAST NAME     FIRST NAME     MIDDLE INITIAL       RELATIONSHIP

--------------------------------------------------------------       PRIMARY [ ]______%CONTINGENT [ ]______%
LAST NAME     FIRST NAME     MIDDLE INITIAL       RELATIONSHIP
============================================================================================================
C. CONTRACT APPLIED FOR

[ ] 403(b)  [ ] 401(k)  [ ] 457  [ ]Other (PLEASE SPECIFY) ________________________
============================================================================================================
D. EMPLOYER(ER)/ PLAN NAME (If 457, Employer is the owner)
Please check one: [ ] Existing Group  [ ] New Group    Employer Group No. (if applicable) __________________

Employer                                               Plan Name (if different)
        ----------------------------------------                               -----------------------------
Address
        ----------------------------------------------------------------------------------------------------

Employee(EE) I.D. No. (if other than Soc. Sec. No.)
                                                   -------------------------
Campus No. (if applicable)
                           -------------------------------------------------
ERISA Participant's Date of Employment (as applicable)
                                                      ----------------------
Plan Participation Date (as applicable)
                                       -------------------------------------

Employer I.D. No.                      Is Employee retired? [ ] Yes  [ ] No
                 ------------------
Is Employee separated from service? [ ] Yes  [ ] No
================================================================================
E. CONTRIBUTIONS Employee Annual Salary $
                                         ---------------------
Estimated date first contribution will be received
                                                   -----------

EE ANTICIPATED CONTRIBUTION:  $_______________or _____% per contribution __times per certificate year.
Total $ _________   Total % ____

EE ANTICIPATED CONTRIBUTION:  $_______________or _____% per contribution __times per certificate year.
Total $ _________   Total % ____
============================================================================================================
F. LUMP SUM/ TAX FREE DIRECT TRANSFERS INSTRUCTIONS
Amount $_______________
PLEASE COMPLETE A "REQUEST FOR TRANSFER" FORM [TBD] AND INDICATE THE TYPE OF
LUMP SUM TRANSFER BELOW.
Check one: [ ] Direct Transfer (Rev. Rul. 90-24)
           [ ] Direct Rollover (select one if applicable):
                           [ ] 403(b)  [ ] 401(k)  [ ] 401(a)  [ ] IRA
============================================================================================================
G. ANNUITY DATE     Date annuity payments begin. (Must be at least 2 years after the Certificate
MO.   DAY    YR.    Date except as required to comply with applicable laws and prior to the later of
------------------- the Participant's attainment of Age 75 or the date of termination of
ANNUITY DATE        employment.)
============================================================================================================

ANG-530 (6/98)                     OVER

--------------------------------------------------------------------------------
PARTICIPANT ENROLLMENT FORM                                ANG-530 (6/98) SIDE 2
--------------------------------------------------------------------------------
================================================================================
H. AUTHORIZATION

Do you wish to authorize telephone TRANSFERS, subject to the conditions set forth below? [ ] YES [ ] NO (If no election is indicated the Company will default to yes.) If indicated above, I authorize the Company to accept telephone instructions for transfers in any amount among subaccounts from anyone providing proper identification subject to Restrictions and limitations contained in the contract and related prospectus, if any. I understand that I bear the risk of loss in the event of a telephone instruction not authorized by me. The Company will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller and therefore, the Company will record telephone conversations containing transaction instructions, request personal identification information before acting upon telephone instructions and send written confirmation statements of transactions to the address of record.

Do you wish to have the prospectus delivered through the Internet instead of a mailed document? [ ] YES [ ] NO
If YES, You MUST indicate Your Internet Address in the space provided. (Internet Address)
        ------------------------------------------------------------------------
================================================================================
I. SPECIAL INSTRUCTIONS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
================================================================================

================================================================================


J. STATEMENT OF PARTICIPANT
This Certificate [ ] WILL [ ] WILL NOT replace an existing life insurance or annuity contract.

(If this will replace an existing policy, please indicate name of issuing company and contract number below.)

COMPANY NAME                            CONTRACT NUMBER
            ------------------------                   -------------------------

I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Participant Enrollment Form shall be a part of any Certificate issued by the COMPANY. I VERIFY MY UNDERSTANDING THAT ALL PAYMENTS AND VALUES PROVIDED BY THE CERTIFICATE, WHEN BASED ON INVESTMENT EXPERIENCE OF VARIABLE ACCOUNT(S), ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. I UNDERSTAND THAT ALL PAYMENTS AND VALUES BASED ON THE GENERAL ACCOUNT MAY BE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, WHICH MAY RESULT IN UPWARD AND DOWNWARD ADJUSTMENTS IN AMOUNTS PAYABLE. I ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUSES FOR [INSERT PRODUCT NAME], INCLUDING THE SUNAMERICA SERIES TRUST AND ANCHOR SERIES TRUST PROSPECTUSES. I HAVE READ THEM CAREFULLY AND UNDERSTAND THEIR CONTENTS.

I further acknowledge the following: (1) that Section 403(b) (11) of the Internal Revenue Code of 1986 requires that a distribution from a contract may only be made after I attain age 59 1/2 , terminate employment, die, become disabled within the meaning of the Internal Revenue Code Section 72(m)(7), or in the event of hardship, and that, in the event of hardship, a contract may not provide for the distribution of any income attributable to contributions; and
(2) that, if there are other investment alternatives available under my employer's Section 403(b) arrangement, I may elect to transfer the value of my account to such other investment alternatives subject to any applicable withdrawal charge.

I certify that I have entered into a separate salary reduction agreement with my employer for salary reduction contributions and have submitted form [SA-2383POS] (403(b) Salary Reduction Agreement) with this Participant Enrollment Form.

Signed at
         -----------------------------------------------------------------------
         CITY                       STATE                       DATE

-------------------------------------     --------------------------------------
PARTICIPANT'S SIGNATURE                   REGISTERED REPRESENTATIVE'S SIGNATURE

-------------------------------------     --------------------------------------
OWNER SIGNATURE FOR 457 PLANS ONLY        PLAN ADMINISTRATOR SIGNATURE FOR
                                          ERISA PLANS ONLY
================================================================================

================================================================================
K. LICENSED/ REPRESENTATIVE INFORMATION
Will this Certificate replace in whole or in part any existing life insurance or annuity contract? [ ] YES [ ] NO

--------------------------------------------------------------------------------
REPRESENTATIVE'S LAST NAME          FIRST NAME                   MIDDLE INITIAL

-------------------------------
SOC. SEC. NUMBER

--------------------------------------------------------------------------------
REPRESENTATIVE'S STREET ADDRESS       CITY          STATE               ZIP CODE

-------------------------------------     --------------------------------------
BROKER/DEALER FIRM NAME                   REPRESENTATIVE'S TELEPHONE NO.

-------------------------------
LICENSED AGENT ID NUMBER

================================================================================
FRAUD WARNING: ANY PERSON WHO WITH INTENT TO DEFRAUD OR KNOWING THAT HE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT MAY BE GUILTY OF INSURANCE FRAUD.
================================================================================
FOR OFFICE USE ONLY



================================================================================
ANG-530 (6/98)

Anchor National Life            New Business Documents       New Business Documents       [ANCHOR NATIONAL
Insurance Company               with checks:                 without checks:                    LOGO]
1 SunAmerica Center             P. O. Box 100330             P. O. Box 54299
Los Angeles, CA   90067-6022    Pasadena, CA  91189-0001     Los Angeles, CA   90054-0299

----------------------------------------------------------------------------------------------------------
INVESTMENT INSTRUCTIONS FOR FIXED ACCOUNT OPTIONS AND  VARIABLE SUBACCOUNTS  ANG-530 (6/98)
----------------------------------------------------------------------------------------------------------
INVESTMENT INSTRUCTIONS: Choose from Fixed Account Options and Variable
SubAccounts below. If Dollar Cost Averaging Fixed Account Options are selected,
Form [TBD-5551DCA] must accompany this Participant Enrollment Form. (DOLLAR COST
AVERAGING FIXED ACCOUNT OPTIONS DO NOT APPLY TO SCHEDULED CONTRIBUTIONS)
----------------------------------------------------------------------------------------------------------

   [ ] SCHEDULED CONTRIBUTIONS (SALARY REDUCTIONS)

____% 1 Yr. MVA Fixed ____% 3 Yr. MVA Fixed
_____% 5 Yr. MVA Fixed


          %  TOTAL FIXED ACCOUNT ALLOCATIONS

       _____ Portfolio _____ _____ Manager _____

_____%  Cash Management                SunAmerica Asset Management. Corp.
_____%  Government & Quality Bond      Wellington  Management Co., LLP
_____%  Corporate Bond                 Goldman Sachs Asset Management
_____%  Global Bond                    Federated Investors
_____%  High-Yield Bond                SunAmerica Asset Management Corp.
_____%  Worldwide High Income          Morgan Stanley Asset Management,  Inc.
_____%  SunAmerica Balanced            SunAmerica Asset Management Corp.
_____%  Asset Allocation               Goldman Sachs Asset Management
_____%  Equity Income                  First American Asset Management
_____%  Utility                        Federated Investors
_____%  Equity Index                   First American Asset Management
_____%  Growth-Income                  Alliance Capital Management  L.P.
_____%  Federated Value                Federated Investors
_____%  Venture Value                  Davis Selected Advisers, L.P.
_____%  "Dogs" of Wall Street          SunAmerica Asset Management Corp.
_____%  Alliance Growth                Alliance Capital Management L.P.
_____%  Growth                         Wellington  Company, LLP
_____%  Putnam Growth                  Putnam Investment Management Inc.
_____%  Real Estate                    Davis Selected Advisers, L.P.
_____%  Capital  Appreciation          Wellington  Management Company, LLP
_____%  Small Company Value            First American Asset Management
_____%  Aggressive Growth              SunAmerica Asset Management Corp.
_____%  Int'l. Growth and Income       Putnam Investment Management, Inc.
_____%  Global Equities                Alliance Capital Management L.P
_____%  Int'l. Diversified Equities    Morgan Stanley Asset  Management, Inc.
_____%  Emerging Markets               Putnam Investment Management, Inc.

                   ____% TOTAL VARIABLE SUBACCOUNT ALLOCATIONS


     [ ] DIRECT TRANSFER/LUMP SUM CONTRIBUTION

 ____% 6 Month DCA ____%  1 Yr. DCA
 ____% 1 Yr.  MVA Fixed ____% 3 Yr. MVA Fixed
 ____% 5 Yr. MVA Fixed

         %  TOTAL FIXED ACCOUNT ALLOCATIONS


       _____ Portfolio _____ _____ Manager _____

_____%  Cash Management                 SunAmerica Asset Management. Corp.
_____%  Government & Quality Bond       Wellington  Management Co., LLP
_____%  Corporate Bond                  Goldman Sachs Asset Management
_____%  Global Bond                     Federated Investors
_____%  High-Yield Bond                 SunAmerica Asset Management Corp.
_____%  Worldwide High Income           Morgan Stanley Asset Management,  Inc.
_____%  SunAmerica Balanced             SunAmerica Asset Management Corp.
_____%  Asset Allocation                Goldman Sachs Asset Management
_____%  Equity Income                   First American Asset Management
_____%  Utility                         Federated Investors
_____%  Equity Index                    First American Asset Management
_____%  Growth-Income                   Alliance Capital Management  L.P.
_____%  Federated Value                 Federated Investors
_____%  Venture Value                   Davis Selected Advisers, L.P.
_____%  "Dogs" of Wall Street           SunAmerica Asset Management Corp.
_____%  Alliance Growth                 Alliance Capital Management L.P.
_____%  Growth                          Wellington Company, LLP
_____%  Putnam Growth                   Putnam Investment Management Inc.
_____%  Real Estate                     Davis Selected Advisers, L.P.
_____%  Capital  Appreciation           Wellington  Management Company, LLP
_____%  Small Company Value             First American Asset Management
_____%  Aggressive Growth               SunAmerica Asset Management Corp.
_____%  Int'l. Growth and Income        Putnam Investment Management, Inc.
_____%  Global Equities                 Alliance Capital Management L.P
_____%  Int'l. Diversified Equities     Morgan Stanley Asset  Management, Inc.
_____%  Emerging Markets                Putnam Investment Management, Inc.

                   ____% TOTAL VARIABLE SUBACCOUNT ALLOCATIONS


NOTE: THE SUM OF SCHEDULED FIXED AND VARIABLE CONTRIBUTION ALLOCATIONS AND THE SUM OF DIRECT TRANSFER/LUMP SUM FIXED AND VARIABLE ALLOCATIONS MUST EACH TOTAL 100%

-----------------------------------   ------------------------------------      -------------------------
PARTICIPANT'S SIGNATURE               REGISTERED REPRESENTATIVE'S SIGNATURE     DATE
==========================================================================================================

LICENSED/ REPRESENTATIVE INFORMATION

-----------------------------------       ------------------------------         -------------------------
REPRESENTATIVE'S TELEPHONE NO.            LICENSED AGENT ID NUMBER               BROKER/DEALER FIRM NAME

==========================================================================================================
FOR OFFICE USE ONLY



==========================================================================================================

ANG-530 (6/98)

                                                                          [LOGO]
Anchor National Life         New Business Documents   New Business Documents
Insurance Company            with checks:             without checks:
1 SunAmerica Center          P.O. Box 100330          P.O. Box 54299
Los Angeles, CA 90067-6022   Pasadena, CA 91189-0001  Los Angeles, CA 90054-0299
--------------------------------------------------------------------------------

APPLICATION FOR GROUP ANNUITY                                     ANA-512(11/96)

Please print or type




A. GROUP
   INFORMATION
              ---------------------------   ------------------   ---------------
              GROUP CONTRACTHOLDER'S NAME   TAXPAYER ID NUMBER     PHONE NUMBER


              ------------------------------------------------------------------
              GROUP CONTRACTHOLDER'S ADDRESS        CITY      STATE    ZIP CODE




B. ANNUITANT  In the event it is necessary for Anchor National Life Insurance
   CONTRACT Company to obtain additional information or instructions, the following individual is authorized to provide such information or instructions:

(Complete
 only if      ------------------------------------------------------------------
different     CONTACT'S LAST NAME         FIRST NAME          MIDDLE INITIAL
than Group
Contactholder)
              ------------------------------------------------------------------
              CONTACT'S STREET ADDRESS       CITY        STATE     ZIP CODE



              ------------------------------------------------------------------
              Signature of Contactholder                    Title

              Signed at ___________________ this ______ day of ____________ 1997






ANA-512(11/96)

                                                                          [LOGO]
Anchor National Life         New Business Documents   New Business Documents
Insurance Company            with checks:             without checks:
1 SunAmerica Center          P.O. Box 100330          P.O. Box 54299
Los Angeles, CA 90067-6022   Pasadena, CA 91189-0001  Los Angeles, CA 90054-0299
--------------------------------------------------------------------------------

APPLICATION FOR GROUP ANNUITY                                     ANA-512(11/96)

Please print or type




A. GROUP
   INFORMATION
              ---------------------------   ------------------   ---------------
              GROUP CONTRACTHOLDER'S NAME   TAXPAYER ID NUMBER     PHONE NUMBER


              ------------------------------------------------------------------
              GROUP CONTRACTHOLDER'S ADDRESS        CITY      STATE    ZIP CODE




B. ANNUITANT  In the event it is necessary for Anchor National Life Insurance
   CONTRACT Company to obtain additional information or instructions, the following individual is authorized to provide such information or instructions:

(Complete
 only if      ------------------------------------------------------------------
different     CONTACT'S LAST NAME         FIRST NAME          MIDDLE INITIAL
than Group
Contactholder)
              ------------------------------------------------------------------
              CONTACT'S STREET ADDRESS       CITY        STATE     ZIP CODE



              ------------------------------------------------------------------
              Signature of Contactholder                    Title

              Signed at ___________________ this ______ day of ____________ 1997






ANA-512(11/96)

Anchor National Life           New Business Documents     New Business Documents    [ANCHOR NATIONAL
Insurance Company              with checks:               without checks:                LOGO]
1 Sun America Center           P. O. Box 100064           P. O. Box 54299
Los Angeles, CA   90067-6022   Pasadena, CA  91189-0064   Los Angeles, CA   90054-0299
----------------------------------------------------------------------------------------------------
APPLICATION FOR GROUP ANNUITY                                                         ANA-530 (7/98)
DO NOT USE HIGHLIGHTER.  Please print or type.


A. GROUP
   INFORMATION                                                                  (    )
               ---------------------------------------   ------------------      ---- --------------
               GROUP CONTRACTHOLDER'S NAME               TAXPAYER ID NUMBER      PHONE NUMBER

               -------------------------------------------------------------------------------------
               GROUP CONTRACTHOLDER'S ADDRESS            CITY            STATE          ZIP CODE

B. CONTACT     Please provide the name of the individual who is authorized to provide information and authorize instructions related to this Plan:

               --------------------------------------------------------------------------------------
               CONTACT'S LAST NAME                     FIRST NAME            MIDDLE INITIAL

               --------------------------------------------------------------------------------------
               CONTACT'S STREET ADDRESS                   CITY           STATE            ZIP CODE
               (    )
               ------------------------------
               CONTACT'S PHONE NUMBER

In consideration of the Contractholder's Purchase Payments under this Contract, Anchor National Life Insurance Company agrees to make benefit payments, and to pay annuities bought, under this Contract , in accordance with and subject to its terms.

The Contractholder represents and warrants as follows:

     (1) It is an entity that satisfies the requirement to maintain a tax sheltered annuity arrangement under IRC Section 403(b) in that it is within the meaning of the IRC Section 403(b)(1)(A):

         [ ] an IRC Section 501(c)(3) organization. Date of IRS letter:___________________________________________________

         [ ] an educational organization described in IRC Section 170(b)(1)(A)(ii) and is a state, a political subdivision of a state, or an agency or instrumentality of any one or more of the foregoing.

         [ ]   a minister described in IRC Section 494(e)(5)(A)

         [ ] an employer employing a minister described in IRC Section 494(e)(5)(A)

     (2) That all other entities participating in its tax sheltered annuity arrangement are a member of its control group within the meaning of IRC
         Section 414(b) and (c) and are in the same category as listed in (1) for the Contractholder. These entities are listed in (7) below.

     (3) The tax sheltered annuity arrangement will [ ] will not [ ] include nonsalary reduction employer contributions.

     (4) The tax sheltered annuity arrangement will [ ] will not [ ] have funding vehicles other than this group annuity contract.








ANA-530 (7/98)                       over

     (5) The tax sheltered annuity arrangement will [ ] will not [ ] be subject to ERISA.

             (a) If not subject to ERISA, it is because the arrangement is (1) [ ] a governmental plan, (2) [ ] a nonelecting church plan, or
                  (3) [ ] an arrangement satisfying ERISA Regulation Section 2510.3-2(f) as to employer involvement.

             (b) If (a)(1) or (a)(2) there are [ ] there are not [ ] employer contributions, documents describing the arrangement and a Plan Administrator.

     (6) The Contractholder is one of the following within the meaning of IRC Sections 402(b)(8)(B) and 415(c)(4):

         [ ]   an education organization (A)

         [ ]   a hospital (B)

         [ ]   a home health service agency (C)

         [ ]   a health and welfare agency (D)

         [ ]   a church or connection or association of churches (E)

         [ ]   none of the above (F)

     (7) If applicable, the Plan Administrator is the Contractholder [ ] or Other [ ] . If other, it is ____________________________.

         A Plan Administrator is applicable for arrangements subject to ERISA and those arrangements indicating under (5)(b) that there is a Plan Administrator.

     (8) Set forth below is the classification under (6) of each other participating entity, as provided in (2) above:

             Name                            Classification



Therefore, the Contractholder and Anchor National Life Insurance Company execute this Application form in [duplicate] to take effect as of the Contract Date.


----------------------------------------------------
Company

----------------------------------------------------
Signature

----------------------------------------------------
Title

----------------------------------------------------
Witness

----------------------------------------------------
Date

----------------------------------------------------
City and State

Anchor National Life Insurance Company
----------------------------------------------------

/s/ SUSAN L. HARRIS                               /s/ ELI BROAD
-------------------------------                   ------------------------------
      Susan L. Harris                                       Eli Broad
         Secretary                                          President

----------------------------------------------------
Date

----------------------------------------------------
City and State


FRAUD WARNING: ANY PERSON WHO WITH INTENT TO DEFRAUD OR KNOWING THAT HE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT MAY BE GUILTY OF INSURANCE FRAUD.

ANA-530 (7/98)